As filed with the Securities and Exchange Commission on April 29, 1998

                                            File Nos. 2-57653; 811-07597

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / X /

        Pre-Effective Amendment No. ___                          /___/


        Post-Effective Amendment No. 37                          / X /



                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                      / X /


        Amendment No. 29                                         / X /


                        (Check appropriate box or boxes)

                          PIONEER TAX-FREE INCOME FUND
               (Exact name of registrant as specified in charter)


                  60 State Street, Boston, Massachusetts 02109
                (Address of principal executive office) Zip Code


       Registrant's Telephone Number, including Area Code: (617) 742-7825


                  Joseph P. Barri, Hale and Dorr LLP, 60 State
                       Street, Boston, MA 02109 (Name and
                          address of agent for service)



It is proposed that this filing will become effective (check appropriate box):

It is proposed that this filing will become effective:
          ____  immediately upon filing pursuant to paragraph (b)
           _X_  on April 30, 1998 pursuant to paragraph (b)
           ____ 60 days after filing pursuant to paragraph (a)(1)
           ____ on [date] pursuant to paragraph(a)(1)
           ____ 75 days after filing pursuant to paragraph (a)(2)
           ____ on [date] pursuant to paragraph (a)(2)of Rule 485


If appropriate, check the following box:
___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Shares of Beneficial Interest (without par value)

                          PIONEER TAX-FREE INCOME FUND

            Cross-Reference Sheet Showing Location in Prospectus and
         Statement of Additional Information of Information Required by
                         Items of the Registration Form


                                                       Location in Prospectus
        Form N-1A Item Number                              or Statement of
             and Caption                               Additional Information
             -----------                               ----------------------

1.   Cover Page...................................     Prospectus - Cover Page

2.   Synopsis.....................................     Prospectus - Expense
                                                       Information

3.   Condensed Financial
        Information...............................     Prospectus - Financial
                                                       Highlights

4.   General Description of
        Registrant................................     Prospectus - Investment
                                                       Objective and Policies;
                                                       Management of the Fund

5.   Management of the Fund.......................     Prospectus - Management
                                                       of the Fund
5A   Management's Discussion of
     Fund Performance..............................      Not Applicable

6.   Capital Stock and Other
        Securities................................     Prospectus - Investment
                                                       Objective and Policies;
                                                       Fund Share Alternatives;
                                                       Share Price; Dividends,
                                                       Distributions and
                                                       Taxation

7.   Purchase of Securities
        Being Offered.............................     Prospectus - Distribution
                                                       Plans; How to Buy Fund
                                                       Shares

8.   Redemption or Repurchase.....................     Prospectus - How to Sell
                                                       Fund Shares; Shareholder
                                                       Services

9.   Pending Legal
        Proceedings...............................     Not Applicable

10.  Cover Page...................................     Statement of Additional
                                                       Information - Cover Page

11.  Table of Contents............................     Statement of Additional
                                                       Information - Cover Page

12.  General Information
        and History...............................     Statement of Additional
                                                       Information - Cover Page;
                                                       Management of the Fund;
                                                       Shares of the Fund
13.  Investment Objectives
        and Policy................................     Statement of Additional
                                                       Information - Investment
                                                       Objective and Policies;
                                                       Investment Restrictions

                                                       Location in Prospectus
        Form N-1A Item Number                              or Statement of
             and Caption                               Additional Information
             -----------                               ----------------------

14.  Management of the Fund.......................     Statement of Additional
                                                       Information - Management
                                                       of the Fund; Investment
                                                       Adviser

15.  Control Persons and
        Principal Holders
        of Securities.............................     Statement of Additional
                                                       Information - Management
                                                       of the Fund

16.  Investment Advisory and
        Other Services............................     Statement of Additional
                                                       Information - Management
                                                       of the Fund; Investment
                                                       Adviser; Shareholder
                                                       Servicing/Transfer Agent;
                                                       Underwriting Agreement
                                                       and Distribution Plans;
                                                       Principal Underwriter;
                                                       Custodian; Independent
                                                       Public Accountant

17.  Brokerage Allocation and
        Other Practices...........................     Statement of Additional
                                                       Information - Portfolio
                                                       Transactions

18.  Capital Stock and Other
        Securities................................     Statement of Additional
                                                       Information - Shares of
                                                       the Fund

19.  Purchase, Redemption and
        Pricing of Securities
        Being Offered.............................     Statement of Additional
                                                       Information -
                                                       Determination of Net
                                                       Asset Value; Letter of
                                                       Intention; Systematic
                                                       Withdrawal Plan

20.  Tax Status...................................     Statement of Additional
                                                       Information - Tax Status
                                                       and Dividends

21.  Underwriters.................................     Statement of Additional
                                                       Information - Principal
                                                       Underwriter

22.  Calculation of Performance
        Data......................................     Statement of Additional
                                                       Information - Investment
                                                       Results

23.  Financial Statements.........................     Statement of Additional
                                                       Information - Financial
                                                       Statements

                                                                  [Pioneer logo]
Pioneer
Tax-Free
Income
Fund


Class A, Class B and Class C Shares
Prospectus
April 30, 1998


      Pioneer Tax-Free Income Fund (the "Fund") seeks as high a level of income exempt from regular federal income tax as possible, consistent with preservation of capital. The Fund invests primarily in a diversified portfolio of tax-exempt bonds.
      Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for future reference. More information about the Fund is included in the Statement of Additional Information, dated April 30, 1998, as supplemented or revised from time to time, which is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6292 or through the SEC's Internet web site (http://www.sec.gov).

          TABLE OF CONTENTS                                         PAGE
          -------------------------------------------------------   -----
I.        EXPENSE INFORMATION ...................................      2
II.       FINANCIAL HIGHLIGHTS ..................................      2
III.      INVESTMENT OBJECTIVE AND POLICIES .....................      4
IV.       MANAGEMENT OF THE FUND ................................      6
V.        FUND SHARE ALTERNATIVES ...............................      7
VI.       SHARE PRICE ...........................................      8
VII.      HOW TO BUY FUND SHARES ................................      8
VIII.     HOW TO SELL FUND SHARES ...............................     12
IX.       HOW TO EXCHANGE FUND SHARES ...........................     13
X.        DISTRIBUTION PLANS ....................................     13
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION .................     14
XII.      SHAREHOLDER SERVICES ..................................     15
           Account and Confirmation Statements ..................     15
           Additional Investments ...............................     15
           Automatic Investment Plans ...........................     15
           Financial Reports and Tax Information ................     16
           Distribution Options .................................     16
           Directed Dividends ...................................     16
           Direct Deposit .......................................     16
           Voluntary Tax Withholding ............................     16
           Telephone Transactions ...............................     16
           FactFone(SM)..........................................     16
           Telecommunications Device for the Deaf (TDD) .........     16
           Systematic Withdrawal Plans ..........................     16
           Reinstatement Privilege (Class A shares only) ........     17
XIII.     THE FUND ..............................................     17
XIV.      INVESTMENT RESULTS ....................................     17
XV.       APPENDIX--TAXABLE EQUIVALENT YIELDS ...................     19


                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based upon actual expenses incurred for the fiscal year ended December 31, 1997.

                                                Class A         Class B        Class C
                                             -------------   -------------   ----------
Shareholder Transaction Expenses:
Maximum Initial Sales Charge on
  Purchases (as a percentage of
  offering price) ........................       4.50%(1)       None           None
Maximum Sales Charge on
  Reinvestment of Dividends ..............       None           None           None
Maximum Deferred Sales Charge (as a
  percentage of purchase price or
  redemption proceeds, as applicable)            None(1)        4.00%          1.00%
Redemption Fee(2) ........................       None           None           None
Exchange Fee .............................       None           None           None
Annual Operating Expenses
  (as a percentage of average net assets):
Management Fees ..........................       0.48%          0.48%          0.48%
12b-1 Fees ...............................       0.25%          1.00%          1.00%
Other Expenses (including accounting
  fees, transfer agent fees, custodian
  fees and printing expenses)(3) .........       0.18%          0.18%          0.19%
                                                 -----          ----           ----
Total Operating Expenses: ................       0.91%          1.66%          1.67%
                                                 =====          ====           ====


--------------------

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described under "How to Sell Fund Shares."

(2) Separate fees (currently $10 and $20, respectively) apply to United States ("U.S.") and international wire transfers of redemption proceeds.

(3) Expenses are net of amounts paid in connection with third-party brokerage/service and/or certain expense offset arrangements. In the absence of such arrangements Other Expenses would have been 0.20%, 0.20% and 0.22% for Class A, B and C shares, respectively. See "Financial Highlights."


 Example:

     You would pay the following expenses on a $1,000 investment, with or without redemption at the end of each time period, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

                              1 Year    3 Years   5 Years     10 Years
                              --------  --------- ---------   ---------
Class A Shares .........      $54       $73       $ 93        $ 152
Class B Shares
--Assuming complete
 redemption at end
 of period .............      $57       $82       $110        $ 177*
--Assuming no redemption      $17       $52       $ 90        $ 177*
Class C Shares**
--Assuming complete
 redemption at end
 of period .............      $27       $53       $ 91        $ 198
--Assuming no redemption      $17       $53       $ 91        $ 198


--------------------
 *Class B shares convert to Class A shares eight years after purchase;
  therefore, Class A share expenses are used after year eight.

**Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.

     THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURNS WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


     For further information regarding management fees, Rule 12b-1 fees and other expenses of the Fund see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a Rule 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.


     The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS

     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1997 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with those financial statements. The information for the years from 1988 through 1993 has been derived from financial statements which were audited by the Fund's then independent public accountants, Coopers & Lybrand. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER TAX-FREE INCOME FUND
Selected Data For a Class A Share Outstanding Throughout Each Period:


                                              For the Year Ended December 31,
                                  -------------------------------------------------------
                                       1997          1996          1995          1994
                                  ------------- ------------- ------------- -------------
Net asset value, beginning of
 period .........................    $ 11.96       $ 12.36       $ 11.24       $ 12.68
                                     -------       -------       -------       -------
Increase (decrease) from
 investment operations:
Net investment income (loss)         $  0.59       $  0.62       $  0.64       $  0.64
Net realized and unrealized
 gain (loss) on investments             0.45         (0.21)         1.21         (1.44)
                                     -------       -------       -------       -------
Net increase (decrease) from
 investment operations ..........    $  1.04       $  0.41       $  1.85       $ (0.80)
Distribution to shareholders:
 Net investment income ..........      (0.59)        (0.62)        (0.64)        (0.64)
 Net realized gain ..............      (0.24)        (0.19)        (0.09)        (0.00)
                                     -------       -------       -------       -------
Net increase (decrease) in
 net asset value ................    $  0.21       $ (0.40)      $  1.12       $ (1.44)
                                     -------       -------       -------       -------
Net asset value, end of
 period .........................    $ 12.17       $ 11.96       $ 12.36       $ 11.24
                                     =======       =======       =======       =======
Total return* ...................       8.94%         3.57%        16.84%        (6.38%)
Ratios/Supplemental Data
------------------------
Ratio of net expenses to
 average net assets .............       0.93%+        0.92%+        0.91%+        0.91%
Ratio of net investment
 income to average
 net assets .....................       4.87%+        5.16%+        5.37%+        5.37%
Portfolio turnover rate .........         22%           44%           35%           55%
Net assets, end of period
 (in thousands) .................   $413,856      $441,733      $476,584      $452,661
Ratios assuming reduction
 for fees paid indirectly:
 Net expenses ...................       0.91%         0.90%         0.89%           --
 Net investment income
  (loss) ........................       4.89%         5.18%         5.39%           --



                                                      For the Year Ended December 31,
                                  -----------------------------------------------------------------------
                                    1993(a)       1992        1991        1990        1989        1988
                                  ----------- ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of
 period .........................  $ 12.08     $ 11.99     $ 11.52     $ 11.47     $ 11.17     $ 10.70
                                   --------    --------    --------    --------    --------    --------
Increase (decrease) from
 investment operations:
Net investment income (loss)       $  0.67     $  0.71     $  0.74     $  0.76     $  0.79     $  0.80
Net realized and unrealized
 gain (loss) on investments           0.87        0.31        0.65        0.06        0.31        0.47
                                   --------    --------    --------    --------    --------    --------
Net increase (decrease) from
 investment operations ..........  $  1.54     $  1.02     $  1.39     $  0.82     $  1.10     $  1.27
Distribution to shareholders:
 Net investment income ..........    (0.67)      (0.71)      (0.74)      (0.76)      (0.80)      (0.80)
 Net realized gain ..............    (0.27)      (0.22)      (0.18)      (0.01)       0.00        0.00
                                   --------    --------    --------    --------    --------    --------
Net increase (decrease) in
 net asset value ................  $  0.60     $  0.09     $  0.47     $  0.05     $  0.30     $  0.47
                                   --------    --------    --------    --------    --------    --------
Net asset value, end of
 period .........................  $ 12.68     $ 12.08     $ 11.99     $ 11.52     $ 11.47     $ 11.17
                                   ========    ========    ========    ========    ========    ========
Total return* ...................    12.98%       8.73%      12.49%       7.40%      10.12%      12.25%
Ratios/Supplemental Data
------------------------
Ratio of net expenses to
 average net assets .............     0.86%       0.87%       0.87%       0.78%       0.63%       0.64%
Ratio of net investment
 income to average
 net assets .....................     5.37%       5.80%       6.26%       6.69%       6.96%       7.26%
Portfolio turnover rate .........       58%         62%         56%         40%         54%         73%
Net assets, end of period
 (in thousands) ................. $532,491    $466,586    $408,990    $362,887    $357,388    $324,116
Ratios assuming reduction
 for fees paid indirectly:
 Net expenses ...................       --          --          --          --          --          --
 Net investment income
  (loss) ........................       --          --          --          --          --          --


Selected Data for a Class B Share Outstanding Throughout Each Period:


                                                                       For the Year Ended
                                                                          December 31,            April 28, 1995
                                                                    -------------------------           to
                                                                        1997          1996       December 31, 1995
                                                                    -----------   -----------   ------------------
Net asset value, beginning of period ............................     $ 11.88       $ 12.31         $11.81
                                                                      -------       -------         ------
Increase (decrease) from investment operations:
 Net investment income (loss) ...................................     $  0.50       $  0.53         $ 0.35
 Net realized and unrealized gain (loss) on investments .........        0.44         (0.22)          0.58
                                                                      -------       -------         ------
Net increase (decrease) from investment operations ..............     $  0.94       $  0.31         $ 0.93
Distribution to shareholders:
 Net investment income ..........................................       (0.49)        (0.53)         (0.34)
 In excess of net investment income .............................          --         (0.02)            --
 Net realized gain ..............................................       (0.24)        (0.19)         (0.09)
                                                                      -------       -------         ------
Net increase (decrease) in net asset value ......................     $  0.21       $ (0.43)        $ 0.50
                                                                      -------       -------         ------
Net asset value, end of period ..................................     $ 12.09       $ 11.88         $12.31
                                                                      =======       =======         ======
Total return* ...................................................        8.16%         2.66%          7.94%
Ratios/Supplemental Data
Ratio of net expenses to average net assets .....................        1.68%+        1.67%+         1.72%**+
Ratio of net investment income (loss) to average net assets .....        4.12%+        4.38%+         4.38%**+
Portfolio turnover rate .........................................          22%           44%            35%
Net assets, end of period (in thousands) ........................     $ 5,588       $ 4,792        $ 2,069
Ratios assuming reduction for fees paid indirectly:
 Net expenses ...................................................        1.66%         1.65%          1.65%**
 Net investment income (loss) ...................................        4.14%         4.40%          4.45%**


---------
(a) Prior to assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.

   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sale charges were taken into account.

  ** Annualized.

   + Ratio assuming no reduction for fees paid indirectly.

Selected Data for a Class C Share Outstanding Throughout Each Period:

                                                                         For the year ended     For the period January 31, 1996
                                                                          December 31, 1997        through December 31, 1996
                                                                        --------------------   --------------------------------
Net asset value, beginning of period ................................         $11.88                     $12.32
                                                                              ------
Increase (decrease) from investment operations:
 Net investment income (loss) .......................................         $ 0.49                     $ 0.49
 Net realized and unrealized gain (loss) on investments .............           0.47                      (0.24)
                                                                              ------                     ------
Net increase (decrease) from investment operations ..................         $ 0.96                     $ 0.25
Distribution to shareholders:
 Net investment income ..............................................          (0.49)                     (0.49)
 In excess of net investment income .................................             --                      (0.01)
 Net realized gain ..................................................          (0.24)                     (0.19)
                                                                              ------
Net increase (decrease) in net asset value ..........................         $ 0.23                     $(0.44)
                                                                              ------                     ------
Net asset value, end of period ......................................         $12.11                     $11.88
                                                                              ======                     ======
Total return* .......................................................           8.32%                      2.19%
Ratios/Supplemental Data
------------------------
Ratio of net expenses to average net assets .........................           1.70%+                     1.71%**+
Ratio of net investment income (loss) to average net assets .........           4.04%+                     4.34%**+
Portfolio turnover rate .............................................             22%                        44%
Net assets, end of period (in thousands) ............................         $1,643                     $  383
Ratios assuming reduction for fees paid indirectly:
 Net expenses .......................................................           1.67%                      1.69%**
 Net investment income (loss) .......................................           4.07%                      4.36%**

--------------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sale charges were taken into account.

**   Annualized.

 +   Ratio assuming no reduction for fees paid indirectly.


--------------------------------------------------------------------------------


III. INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek as high a level of income exempt from regular federal income tax as possible, consistent with preservation of capital. To achieve this objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds"), the interest on which is excluded from gross income for federal income tax purposes, in the opinion of counsel to the issuer of the bond. The Fund's portfolio will primarily consist of Tax-Exempt Bonds rated at the time of purchase within the three highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa or A) or Standard & Poor's Ratings Group ("S&P") (AAA, AA or A). Securities in which the Fund invests may not yield as high a level of current income on a pre-tax basis as securities subject to regular federal income tax or securities of lower quality which generally are less liquid and have greater market risk and price fluctuation.


     The Fund may also invest in temporary investments consisting of: (1) notes issued by or on behalf of municipal issuers backed by the U.S. government;
(2) notes of issuers having, at the time of purchase, an issue of outstanding Tax-Exempt Bonds rated within the three highest grades of the rating services as described above; (3) securities of other investment companies*; (4) obligations of the U.S. government, its agencies or instrumentalities*; (5) commercial paper rated in the highest grade by either of such rating services (Prime-I or A-I, respectively)*; (6) bank instruments (including certificates of deposit, time deposits and bankers' acceptances) of domestic or foreign banks with assets of $1 billion or more*; and (7) repurchase agreements on such securities* with banks or broker-dealers. During periods of normal market conditions, the Fund will have at least 80% of its net assets invested in Tax-Exempt Bonds, with up to 20% of the Fund's assets in temporary investments or cash. When the investment adviser believes that market conditions dictate a defensive posture, a greater percentage of the Fund's assets may be invested in temporary investments. The asterisk (*) indicates that the income from these securities is or may be subject to federal income tax.

     The Fund may invest more than 25% of its total assets in securities, payments on which are derived from funds provided by companies in the gas, electric, telephone, sewer and water, public and private utility segments of the municipal bond market. The Fund will not purchase securities if, as a result of such transaction, more than 25% of its total assets would be invested in any one industry. For purposes of this limitation, Tax-Exempt Bonds, except those issued for the benefit of non-governmental users, are not considered to be part of an industry. The Fund may invest 25% or more of its total assets in Tax-Exempt Bonds of issuers in any one state and may invest 25% or more of its total assets in industrial development bonds.


Investment Company Securities

     The Fund may invest up to 10% of the value of its total assets in securities of other investment companies, with up to 5% of the value of the Fund's total assets invested in securities of any one investment company, but may not own more than 3% of the outstanding voting securities of any one investment company. Because investments in other investment companies involve expenses being incurred by those companies as well as comparable expenses being incurred by the Fund, investments in other investment companies will generally be used only for short-term investing and only when the Fund reasonably anticipates that the net return to the Fund's shareholders will be advantageous, as compared to available alternatives, while maintaining the appropriate level of liquidity. It is expected that most of such investments will be in no-load, tax-free money market funds that invest, as far as practicable, in the same quality of investments as the Fund may invest in directly.

Options

     The Fund may write (sell) "covered" put and call options on fixed-income securities. Call options are "covered" by the Fund when it owns the underlying securities, or owns securities convertible into or carrying rights to acquire such securities without payment of additional consideration, which the option holder has the right to purchase, and put options are "covered" by the Fund when it has established a segregated account of cash or liquid, high-grade debt obligations sufficient to satisfy the Fund's obligation to purchase the underlying securities. The Fund receives a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.

     The Fund intends to write and purchase options on securities primarily for hedging purposes and also in an effort to increase current income. Distributions to shareholders of any gains from options transactions will be taxable. Options on securities that are written or purchased by the Fund will be entered into on U.S. exchanges and in the over-the-counter market. Over-the-counter transactions involve certain risks which may not be present in a transaction on an exchange. The staff of the SEC has taken the position that over-the-counter options and assets used to cover over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of the Fund's net assets.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the investment adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the investment adviser is incorrect in its determination of the correlation between the securities or indices on which the options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such option transactions. The Fund pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase the Fund's portfolio turnover rate.


Futures Contracts and Options on Futures Contracts

     To hedge against changes in interest rates and securities prices or for non-hedging purposes, the Fund may purchase and sell futures contracts on fixed income securities or indices composed of such securities, including municipal bonds and U.S. Treasury securities, and purchase and write call and put options on such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodities Futures Trading Commission or for non-hedging, speculative purposes to the extent permitted by such regulations.

     The Fund may not purchase or sell futures contracts or purchase or sell related options for non-hedging purposes, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margins and premiums on the Fund's outstanding non-hedging positions in futures and related options would exceed 5% of the market value of the Fund's net assets. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating it to purchase securities, require the Fund to segregate assets with a value equal to the amount of the Fund's obligations. The Fund will not enter into option transactions or futures contracts or options thereon if immediately thereafter more than 35% of the market value of the Fund's net assets would be represented by such instruments.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the Fund's futures positions and portfolio positions may be impossible to achieve. The Fund's transactions in options and futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, and distributions to shareholders of any gains from such transactions will be taxable.


Other Information

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.


     The Fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. While it does not intend to engage in short-term trading, the Fund is not precluded from taking advantage of short-term trends and yield disparities that might occur from time to time. See "Financial Highlights" for actual rates.



When Issued Securities

     The Fund may also purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at the time of delivery may be more or less than the purchase price. Since the Fund will rely on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the Fund prior to delivery. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, U.S. government securities, or high-grade, liquid debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sales are considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.


Repurchase Agreements


     A repurchase agreement is an instrument under which the purchaser acquires ownership of the obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash. In the event of the insolvency of the seller, or an order to stay execution of an agreement by a court or regulatory authority, the Fund could incur costs before being able to sell the underlying obligations and the Fund's realization of the underlying obligations could be delayed or limited, which could adversely affect the price the Fund receives for such obligations. There is also a risk that the seller may fail to repurchase the underlying obligations in which case the Fund may incur possible disposition costs and a loss if the proceeds of the sale of such obligations to a third party are less than the repurchase price. To guard against these possibilities, the investment adviser, under guidelines established by the Fund's Board of Trustees, will evaluate the creditworthiness of the seller. The Fund will enter into repurchase agreements only with those institutions that the investment adviser believes present minimal credit risks and which furnish collateral at least equal in value or market price to the amount of the repurchase obligations. Repurchase agreements maturing in more than seven days may be considered by the Fund to be illiquid. Distributions to shareholders of income from repurchase agreements are taxable.


Risk Factors

     Because prices of securities fluctuate from day to day, the value of an investment in the Fund will vary based upon the Fund's investment performance. The value of your shares in the Fund may, at any time, be higher or lower than your original cost. The Fund may invest in debt securities with varying maturities. In general, the longer the maturity of a security, the higher the yield and the greater the potential for price fluctuations. A decline in interest rates generally produces an increase in the value of debt securities in the Fund's portfolio, while an increase in interest rates usually reduces the value of these securities.

Additional Restrictions

     In addition to the investment objective and policies discussed above, the Fund's investments are subject to other restrictions which are described in its Statement of Additional Information. Unless otherwise stated, the Fund's investment objective and restrictions are considered fundamental and cannot be changed without shareholder approval. Unless expressly designated as a fundamental policy, the Fund's investment policies may be changed without shareholder approval by the Board of Trustees of the Fund.


IV. MANAGEMENT OF THE FUND

     The Board of Trustees of the Fund has overall responsibility for management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by Pioneering Management Corporation ("PMC") as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the name of and general background information regarding each Trustee and executive officer of the Fund.


     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's fixed income managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Research and management for the Fund is the responsibility of a team of portfolio managers and analysts focusing on fixed income securities. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Mr. Sherman Russ, a Senior Vice President of PMC, is the senior member of the fixed income team. Mr. Russ joined PMC in 1983.

     Day-to-day management of the Fund has been the responsibility of Mr. Mark Winter, Vice President of the Fund and PMC. Mr. Winter assumed responsibility of the Fund in March 1986 when it was managed by Mutual of Omaha Fund Management Company ("FMC"). Mr. Winter joined PMC in 1993 and has over ten years of investment experience.


     The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Fund's Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly owned subsidiary of PGI, is the principal underwriter of shares of the Fund. Prior to December 1, 1993, FMC acted as investment adviser and principal underwriter to the Fund.


     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.


     Under the terms of its contract with the Fund, PMC provides the Fund with an investment program consistent with its investment objective and policies. PMC furnishes the Fund with office space, equipment and personnel for managing the affairs of the Fund. PMC also pays all expenses in connection with the management of the affairs of the Fund except (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits;
(ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (iv) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, state securities agencies and foreign jurisdictions, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
(viii) charges and expenses of legal counsel to the Fund and the Trustees; (ix) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940, as amended ("the 1940 Act"); (x) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of the Fund or other Pioneer mutual funds for which PMC or any affiliate serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.


     As compensation for its management services for the Fund and certain expenses which PMC incurs, PMC is entitled to a management fee from the Fund at the annual rates set forth below as a percentage of average daily net assets:

                      Net Assets                          Annual Fee
------------------------------------------------------   -----------
For assets up to $250,000,000                               .50%
For assets in excess of $250,000,000 to $300,000,000        .48%
Over $300,000,000                                           .45%

     See "Expense Information" in this Prospectus and "Investment Adviser" in the Statement of Additional Information.


     John F. Cogan, Jr., Chairman and President of the Fund, President and a Director of PGI and Chairman and a Director of PMC and PFD, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

     Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates--primarily January 1, 2000--due to a systemic inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including the Fund and other mutual funds and financial organizations. PMC and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment adviser, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and its shareholders are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. Although PMC is not expecting any adverse impact to it or its clients from the Year 2000 Problem, it cannot provide complete assurances that its efforts or the efforts of its key vendors will be successful.


V. FUND SHARE ALTERNATIVES

     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.


     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.


     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Pioneer mutual fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus any applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.


     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.


VII. HOW TO BUY FUND SHARES


You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share next computed after receipt of a purchase order, plus any applicable sales charge, except as set forth below.


     The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").


     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.


     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions" for additional information.



Class A Shares

     You may buy Class A shares at the public offering price, including a sales charge as follows:

                                    Sales Charge   as a % of     Dealer
                                    ------------------------   Allowance
                                                     Net       as a % of
                                     Offering      Amount      Offering
        Amount of Purchase             Price      Invested       Price
---------------------------------   ----------    ---------   ----------
Less than $100,000                    4.50%        4.71%        4.00%
$100,000 but less than $250,000       3.50%        3.63%        3.00%
$250,000 but less than $500,000       2.50%        2.56%        2.00%
$500,000 but less than
$1,000,000                            2.00%        2.04%        1.75%
$1,000,000 or more                     -0-          -0-         See below

     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Code, although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of FMC and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all sales of Class A shares with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from PFD.


     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any affiliate serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Class A shares of the Fund may be sold at net asset value without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribu-tion for each participant contribution. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.


     Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request otherwise PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

Class B Shares

     You may buy Class B shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

Year Since                          CDSC as a Percentage of Dollar
Purchase                                Amount Subject to CDSC
--------------------------------   -------------------------------
First ..........................               4.0%
Second .........................               4.0%
Third ..........................               3.0%
Fourth .........................               3.0%
Fifth ..........................               2.0%
Sixth ..........................               1.0%
Seventh and thereafter .........               none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


     Class B shares will automatically convert into Class A shares at the beginning of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS"), which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be in effect at the time any particular conversion would occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect and such an opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


Class C Shares

     You may buy Class C shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of an UGMA, an UTMA or a trust account, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 701/2 may exceed the 10% limit only if the distribution amount is based on plan assets held in Pioneer mutual funds); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.


     Broker-Dealers. An order for any Class of Fund shares received by a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.


VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

     [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

     [bullet] If you are selling shares from a non-retirement account or an IRA, you may use any of the methods described below.


     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you by check, bank wire or electronic funds transfer, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC; however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:

     [bullet] you wish to sell over $100,000 worth of shares,



     [bullet] your account registration or address has changed within the last
              30 days,

     [bullet] the check is not being mailed to the address on your account
              (address of record),

     [bullet] the check is not being made out to the account owners, or

     [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.


     By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. The telephone redemption option is not available to retirement plan accounts, except IRAs. You may redeem up to $100,000 per account per day of your shares by telephone or fax and receive the proceeds by check or bank wire or electronic funds transfer. The redemption proceeds must be made payable exactly as the account is registered. To receive the proceeds by check: the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. The telephone redemption option is not available to retirement plan accounts. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


     Selling Shares Through Your Broker-Dealer. The Fund authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.


     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC of the shares originally held until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by

401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits. Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES

     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.


     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or FactFone-, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions" below.


     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.


     Exchange requests received by PSC before 4:00 p.m. Eastern time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.


     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.


     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (see "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.


     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense. For the fiscal year ended December 31, 1997, there was an allowable carryover of distribution expenses reimbursable to PFD of $16,113 (less than 0.01% of the net assets attributable to the Class A shares of the Fund).


     Both the Class B and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.

     Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.


     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.


     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

     The Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code. The Code permits the Fund's shareholders to treat tax-exempt interest received by the Fund and distributed to them in the form of "exempt-interest dividends" as tax-exempt interest provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of tax-exempt obligations. However, distributions derived from interest on certain "private activity bonds" will be subject to the federal alternative minimum tax for individuals, estates or trusts that are subject to such tax, and all tax exempt distributions may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.


     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent it is deemed related to the Fund's exempt-interest dividends. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.


     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary (taxable) income (if any) and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax. Generally, dividends from the Fund's taxable net investment income, if any, market discount income, income from securities lending and net short-term capital gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates, (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of, and the Fund's holding periods for the assets that produce, the gains.

     Each business day the Fund declares a dividend consisting of substantially all of the Fund's net investment income. Shareholders begin earning dividends on the first business day following receipt of payment for purchased shares. Shares continue to earn dividends up to and including the date of redemption. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund's net investment income consists of the interest income it earns, less expenses. The Fund will make distributions from net long term capital gains, if any, in December. Dividends from net short-term capital gains, if any, may be paid with such dividends: dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax.

     Unless shareholders specify otherwise, all distributions from the Fund will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests in additional shares of the Fund. Information as to the tax status of distributions will be provided to shareholders annually. See "Distribution Options" and "Directed Dividends" below.

     The Fund's dividends and distributions will not qualify for any dividends-received deduction available to corporate shareholders.

     Shareholders are required to report all dividends and distributions, including tax-exempt distributions, on their federal income tax returns.

     Dividends (other than exempt-interest dividends) and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees may be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.


     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Fund distributions may also be subject to state and local income taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its shares is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain concentration, designation, reporting or other requirements are satisfied. The Fund will not attempt to and may not satisfy all such requirements in all states. Non-U.S. shareholders and tax-exempt shareholders are subject to tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, in their particular circumstances.


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.


Account and Confirmation Statements

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer mutual fund account.

     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges or redemptions of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, LOIs, rights of accumulation and newsletters.


Additional Investments
     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans

     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer from your bank account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue your plan at any time or change your plan elections for the dollar amount, frequency or investment date by calling PSC at 1-800-225-6292, or by sending a written request to Shareholder Services, Pioneering Servicing Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. A change to your bank information must be made in writing on an

Account Options Form. You should allow up to five business days for PSC to make changes to an established plan. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.


Financial Reports and Tax Information

     As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.


     If you elect to receive either dividends or dividends and capital gains in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.


Directed Dividends

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations.


Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.


Telephone Transactions

     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone- allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions." Call PSC for assistance.


Telecommunications Device for the Deaf (TDD)


     If you have a hearing disability and your own TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern time to contact our telephone representatives with questions about your account.


Systematic Withdrawal Plans

     If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic payments of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal payments be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous. You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.


Reinstatement Privilege (Class A Shares Only)

     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

     The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE FUND


     The Fund, an open-end management investment company (commonly referred to as a mutual fund), was established as a Nebraska corporation on January 19, 1968 and reorganized as a Delaware business trust on June 30, 1994. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share less any applicable sales charge. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.


     The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any new series, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated as Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.


     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B or Class C shares.


XIV. INVESTMENT RESULTS

     The Fund may from time to time include yield information for each Class of Fund shares in advertisements or in information furnished generally to existing or prospective shareholders. Whenever yield information is provided, it includes a standardized yield calculation computed by dividing the Fund's net investment income per share for each class of Fund shares during a base period of 30 days, or one month, by the maximum offering price per share for each class of Fund shares on the last day of such base period. (The Fund's net investment income per share for each Class is determined by dividing the Fund's net investment income for each Class during the base period by the Class's average number of shares entitled to receive dividends during the base period). The Class's 30-day yield is then "annualized" by a computation that assumes that the Class's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will be generated over an additional six months.

     The Fund may also from time to time advertise its taxable equivalent yield for each Class of Fund Shares. The Class's taxable equivalent yield is determined by dividing that portion of the Class's yield (calculated as described above) that is tax exempt by one minus the stated federal income tax rate and adding the product to that portion, if any, of the Class's yield that is not tax exempt. For a table of sample taxable equivalent yields, please see the Appendix.

     The average annual total return (for a designated period of time) on an investment in the Fund may also be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 4.50%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors. Yield and return quotations should also be considered in relation to the risks associated with the Fund's investment objective and policies. Yields may be affected by sinking fund call provisions and optional redemption features of portfolio securities which may have the effect of reducing the stated average maturity of the Fund's portfolio.


     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Fund. The Fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the Fund's shares. Such performance information may include rankings or listings by magazines, newspapers, or independent statistical or ratings services, such as Lipper Analytical Services, Inc. or Ibbotson Associates.


     The Fund's yield and investment results will be calculated separately for each Class of Fund shares and will vary from time to time depending on market conditions, the composition of the Fund's portfolio, the operating expenses of the Fund and the expenses attributed to a particular Class of Fund shares. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

XV. APPENDIX:

Taxable Equivalent Yields


     The tables below show the approximate taxable yields which are equivalent to hypothetical tax-exempt yields from 5% to 9% under Federal income tax laws applicable to individuals during 1998.

    Single Return          Joint Return                      Taxable Yield Required To Equal A Tax-Free Yield Of:
--------------------   -------------------       Tax      ----------------------------------------------------------
            (Taxable Income)*                   Rate          5%          6%          7%          8%          9%
------------------------------------------   ----------   ---------   ---------   ---------   ---------   ----------
Up to $25,350          Up to $42,350             15.0%        5.88        7.06        8.24        9.41        10.59
$ 25,351-$61,400       $42,351-$102,300          28.0%        6.94        8.33        9.72       11.11        12.50
$ 61,401-$128,100      $102,301-$155,950         31.0%        7.25        8.70       10.14       11.59        13.04
$128,101-$278,450      $155,951-$278,450         36.0%        7.81        9.38       10.94       12.50        14.06
Over $278,450          Over $278,450             39.6%        8.28        9.93       11.59       13.25        14.90

 * Net amount subject to federal income tax after deductions and exemptions. Table does not reflect the effect of Deduction Limitation and Exemption Phaseout described below** or of the alternative minimum tax, if any. Table assumes person filing Single Return is not a married individual filing a separate return, a surviving spouse, or a head of household.

** Deduction Limitation: Each $100 of adjusted gross income ("AGI") in excess of $124,500 ($62,250 for married filing separately) causes the loss of $3 of itemized deductions. This limitation affects all itemized deductions other than medical expenses, investment interest, and casualty, theft and wagering losses. However, not more than 80% of a taxpayer's itemized deductions can be eliminated.The threshold amounts will be adjusted for inflation from year to year.

     Exemption Phaseout: Each $2,500 or fraction thereof of AGI in excess of $186,800 for joint filers ($124,500 for single taxpayers) causes taxpayers to lose 2% of their personal exemptions. The threshold amounts will be adjusted for inflation from year to year.


The following formula can be used to calculate a taxable yield which is equivalent to the corresponding tax-free yield:


   Tax-Free Yield
--------------------- = Taxable Equivalent Yield
1 - Your Tax Bracket


For example, if you are in the 28% tax bracket and earn a tax-free yield of 7%, the taxable equivalent yield would be 9.72%.

       7%     .07
    ------- = ---- = 9.72%
    1 - 28%   .72


There can be no assurance that the Fund will achieve any specific tax-exempt yield. While it is expected that a substantial portion of the interest income distributed to investors in the Fund will be exempt from regular federal income taxes, portions of the Fund's distributions may be subject to regular federal income tax or federal alternative minimum tax. In addition, all or a substantial portion of such distributions may be subject to state and local taxes. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates and tax equivalent yields set forth above.

                                                                  [Pioneer Logo]
Pioneer Tax-Free
Income
Fund
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
MARK WINTER, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION


PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.


CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP




SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292


SERVICES INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications, service forms and
 telephone transactions........................................ 1-800-225-6292
FactFone(SM) Automated fund yields and prices
 and account information....................................... 1-800-225-4321
Retirement plans............................................... 1-800-622-0176
Toll-free fax.................................................. 1-800-225-4240
Telecommunications Device for the Deaf (TDD)................... 1-800-225-1997
Visit our web site:...................................... www.pioneerfunds.com



0498-5212

Pioneer Funds Distributor, Inc.

                          PIONEER TAX-FREE INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       Class A, Class B and Class C Shares


                                 April 30, 1998

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus dated April 30, 1998 (the "Prospectus") of Pioneer Tax-Free Income Fund (the "Fund") as amended and/or supplemented from time to time. A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated into this Statement of Additional Information by reference.


                                TABLE OF CONTENTS
                                                                  Page

 1.      Investment Objective and Policies.........................2
 2.      Investment Restrictions...................................8
 3.      Management of the Fund....................................9
 4.      Investment Adviser........................................13
 5.      Underwriting Agreement and Distribution Plans.............14
 6.      Shareholder Servicing/Transfer Agent......................17
 7.      Custodian.................................................17
 8.      Principal Underwriter.....................................17
 9.      Independent Public Accountant.............................18
10.      Portfolio Transactions....................................18
11.      Tax Status................................................19
12.      Description of Shares.....................................22
13.      Determination of Net Asset Value..........................24
14.      Systematic Withdrawal Plan................................24
15.      Letter of Intent..........................................25
16.      Investment Results........................................25
17.      General Information.......................................29
18.      Financial Statements......................................29
         Appendix A - Description of Tax Exempt Bond Ratings.......30
         Appendix B - Performance Statistics.......................31
         Appendix C - Other Pioneer Information....................44


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
            INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
                                   PROSPECTUS.

1.       INVESTMENT OBJECTIVE AND POLICIES

         The Prospectus identifies the investment objective and the principal investment policies of the Fund. Other investment policies of the Fund are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

         The investment objective of the Fund is to seek as high a level of income exempt from federal income tax as possible, consistent with preservation of capital. To achieve this objective, the Fund intends to invest in a diversified portfolio of obligations issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds"), the interest on which is excluded from gross income for federal income tax purposes. All of the Fund's assets will consist of: (1) Tax-Exempt Bonds which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa or A) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A); (2) temporary investments as described in the Prospectus; and (3) cash. While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the Fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the Fund will attain its investment objective. For a description of the ratings of commercial paper and the other debt securities permitted as temporary investments, see Appendix A.

Municipal Lease Obligations

         Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds (as set forth in the Prospectus). Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks.

         In determining the liquidity of municipal lease obligations, the Fund's officers, under guidelines established by the Fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

         If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

         (1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

         (2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Zero Coupon and Deferred Interest Bonds

         Tax-Exempt Bonds in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities

         Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining, and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the Fund will not invest more than 10% of its total assets in residual interests in municipal securities.

Options

         The  Fund  can  write  (sell)   "covered"   put  and  call  options  on
fixed-income securities. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options written by the Fund give the holder the right to sell the securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by the Fund, for example, when it owns the underlying securities which the option holder has the right to purchase, and put options are "covered" by the Fund, for example, when it has established a segregated account of cash or short-term money market instruments which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit.

         By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         The Fund could terminate an option that it has written prior to its expiration by entering into a "closing purchase transaction" in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. The Fund could also purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

         The Fund intends to write and purchase options on securities primarily for hedging purposes and also in an effort to increase current income. Options on securities that are written or purchased by the Fund will be entered into on U.S. securities exchanges regulated by the Securities and Exchange Commission ("SEC") and in the over-the-counter market. Over-the-counter transactions involve certain risks which may not be present in an exchange environment. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's net assets.

Futures Contracts and Options on Futures Contracts

         To hedge against changes in interest rates and securities prices or for non-hedging purposes, the Fund may purchase and write (sell) various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Fund's investment adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Fund's investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell (if the option is exercised) a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase (if the option is exercised) a futures contract which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same securities. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Fund may use options on futures contracts for bona fide hedging or non-hedging purposes as discussed below.

         Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to engage in such transactions without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for non-hedging options on futures (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's net assets. The Fund will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, futures on a municipal securities index and stock index futures.

Tax-Exempt Bonds

         Tax-Exempt Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Tax-Exempt Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are, or have been under prior law, issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term Tax-Exempt Bonds if the interest paid thereon qualifies as excluded from gross income for federal income tax purposes. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Tax-Exempt Bonds, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Tax-Exempt Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Tax-Exempt Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in security of Tax-Exempt Bonds, both within a particular classification and between classifications, depending on numerous factors.


         The Fund may invest more than 25% of its total assets in securities of companies in the gas, electric, telephone, sewer and water, public and private utility sectors of the municipal bond market. In view of this, an investment in the Fund should be made with an understanding of the characteristics of these economic sectors and the potential risks of such an investment. Sector-wide problems include the effects of fluctuating economic conditions, energy conservation practices on levels of usage, difficulties in obtaining timely and adequate rate relief, compliance with environmental regulations, increasing capital expenditures and uncertainties with respect to fuel availability at reasonable prices. The Fund does not consider broader economic sectors of the municipal bond market such as the utilities sector to be a single industry and will not purchase securities if more than 25% of its total assets would be invested in any one industry. For purposes of this limitation, Tax-Exempt Bonds, except those issued for the benefit of non-governmental users, are not considered to be part of an industry. The Fund may invest 25% or more of its total assets in Tax-Exempt Bonds of issuers in any one state or it may invest 25% or more of its total assets in industrial development bonds.


         The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds; should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the Fund and the value of the Fund's portfolio would be affected. Additionally, the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund.


         The Fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. While it does not intend to engage in short-term trading, the Fund will not preclude itself from taking advantage of short-term trends and yield disparities that might occur from time to time. A higher portfolio turnover rate will result in correspondingly higher transaction costs.


2.       INVESTMENT RESTRICTIONS


         Fundamental Investment Restrictions. The Fund has adopted certain investment restrictions which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" ( as defined in the 1940 Act) of the Fund. The Fund may not:

1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result: (a) more than 25% of the value of the Fund's total assets would then be invested in securities of any single issuer; or (b) as to 75% of the value of the Fund's total assets, more than 5% of the value of the Fund's total assets would then be invested in securities of any single issuer. For the purpose of this limitation, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer;

2. Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

3. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 5% of the value of the Fund's total assets;

4. Knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or which are not readily marketable, or purchase the securities of any other investment company, except that it may make purchases of securities of investment companies in accordance with its investment objective, policies, and restrictions or as part of a merger, consolidation or acquisition of assets;

5. Underwrite any issue of securities, except in connection with the purchase of securities in accordance with its investment objective, policies and limitations, or participate on a joint or joint-and-several basis in any securities trading account;

6. Purchase or sell real estate (or real estate limited partnerships), but this shall not prevent the Fund from investing in Tax-Exempt Bonds or other permitted obligations secured by real estate or interests therein;

7. Purchase or sell commodities or commodity contracts except options, financial futures or options on financial futures contracts in accordance with its investment objective, policies, and restrictions, or invest in oil, gas or other mineral leases, exploration or development programs, or write or purchase puts, calls, straddles, spreads or any combination thereof;

8. Make loans, except through the purchase of securities,  including  repurchase
agreements,   in  accordance  with  its  investment   objective,   policies  and
limitations;

9. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions and margin payments in connection with options, financial futures contracts and options on financial futures contracts; or

10. Purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those officers and trustees of the Fund, or of the investment adviser or underwriter, who own individually or beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         If a percentage restriction on investment or utilization of assets set forth in any of the above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a change in the rating of a portfolio security will not be considered a violation of policy.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.


     JOHN F. COGAN,  JR.*,  Chairman of the Board,  President and Trustee,  DOB:
June 1926 President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Trust).


MARY K. BUSH, Trustee,  DOB:  April 1948
4201 Cathedral Avenue, NW, Washington, DC  20016
President, Bush & Co., an international financial advisory firm; Director and Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (not-for-profit educational organization), Small Enterprise Assistance Fund and Wilberforce University; Advisory Board Member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D.,Trustee, DOB:  December 1926
Boston University Health Policy Institute, 53 Bay State Road, Boston, MA 02115 Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute and Boston University Program for Health Care Entrepreneurship; Director, CORE (management of workers' compensation and disability costs - NASDAQ); Director, WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee, DOB:  May 1947
The Keep, P.O. Box 110, Little Deer Isle, ME  04650
Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management, from 1989 to 1993; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee, DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee, DOB: May 1948 One Boston Place, Suite 2635, Boston, MA 02108 President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB: February 1944 Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB:  September 1928
125 Broad Street, New York, NY  10004
Of Counsel to Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP,  Trustee, DOB: June 1936 One North Adgers Wharf, Charleston,
SC 29401 President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


WILLIAM H. KEOUGH, Treasurer, DOB:  April 1937
Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB:  August 1946
Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
Manager of Business Planning and Internal Audit of PMC since September 1998; Manager of Fund Accounting of PMC since May 1994; Manager of Auditing,
Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:  March 1964
General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.



MARK L. WINTER, Vice President,  DOB:  May 1951
       Vice President of the Fund since 1993; formerly, Portfolio Manager, Mutual of Omaha Fund Management Company (until 1993.)

         The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

     The table below lists all the Pioneer U. S. mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.
                                         Investment           Principal
Fund Name                                  Adviser           Underwriter


Pioneer International Growth Fund            PMC                 PFD
Pioneer Europe Fund                          PMC                 PFD
Pioneer World Equity Fund                    PMC                 PFD
Pioneer Emerging Markets Fund                PMC                 PFD
Pioneer India Fund                           PMC                 PFD
Pioneer Capital Growth Fund                  PMC                 PFD
Pioneer Mid-Cap Fund                         PMC                 PFD
Pioneer Growth Shares                        PMC                 PFD
Pioneer Small Company Fund                   PMC                 PFD
Pioneer Independence Fund                    PMC               Note 1
Pioneer Micro-Cap Fund                       PMC                 PFD
Pioneer Gold Shares                          PMC                 PFD
Pioneer Equity-Income Fund                   PMC                 PFD
Pioneer Balanced Fund                        PMC                 PFD
Pioneer Fund                                 PMC                 PFD
Pioneer II                                   PMC                 PFD
Pioneer Real Estate Shares                   PMC                 PFD
Pioneer Short-Term Income Trust              PMC                 PFD
Pioneer America Income Trust                 PMC                 PFD
Pioneer Bond Fund                            PMC                 PFD
Pioneer Intermediate Tax-Free Fund           PMC                 PFD
Pioneer Tax-Free Income Fund                 PMC                 PFD
Pioneer Cash Reserves Fund                   PMC                 PFD
Pioneer Interest Shares                      PMC                Note 2
Pioneer Variable Contracts Trust             PMC                Note 3

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.




         To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of March 31, 1998,, except Mr. Cogan who then owned approximately 14% of such shares.

           As of March 31, 1998, the Trustees and Officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. As of such date Merrill Lynch Pierce Fenner & Smith Inc., for the sole benefit of its customers, 4800 Deer Lake Drive East 3rd Fl, Jacksonville, FL 32246-6484 owned approximately 8.94% (47,673.331) of the outstanding Class B shares and 12.60% (19,252.781) of the outstanding Class C shares; Smith Barney Inc., 388 Greenwich Street, New York, NY 10013-2375 owned approximately 11.45% (17,499.482), 9.72% (14,852.486), 5.56% (8,505.367) and 5.38% (8,226.504) of the
outstanding Class C shares; Raffaella R. Buonocore TTEE of the Raffaella R. Buonocore Living Trust owned approximately 9.08% (13,877.874) of the outstanding Class C shares; and Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA 02109-1800 owned approximately 6.07% (9,283.320) of the outstanding Class C shares; Compensation of Officers and Trustees
                  The Fund pays no salaries or compensation to any of its officers. The Fund will pay an annual trustee's fee to each Trustee who is not affiliated with PMC, PGI, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund will pay a per meeting fee of $100 to each Trustee who is not affiliated with PMC, PGI, PFD or PSC. The Fund also pays an annual committee participation fee to trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who receives an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who receives an annual trustee's fee equal to 10% of the annual trustee's fee. Each Trustee who is not affiliated with PMC, PGI, PFD or PSC also receives $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chairperson who will receive an additional $375 per meeting. Any such fees paid to affiliates or interested persons of PMC, PGI, PFD or PSC are reimbursed to the Fund under its management contract.


The following table provides information regarding the compensation paid by the Fund and other Pioneer mutual funds to the Trustees for their services.


                                                                   Pension or                    Total
                                                                   Retirement                Compensation
                                                                    Benefits                 from the Fund
                                            Aggregate                Accrued                 and all other
                                          Compensation             as Part of                   Pioneer
TrusteeFrom the Fund*                  the Fund's Expenses       Mutual Funds**


John F. Cogan, Jr.                            $   500                   $0                     $12,000
Mary K. Bush +                                  1,106                   $0                     $30,000
Richard H. Egdahl, M.D.                        $2,283                   $0                     $62,000
Margaret B.W. Graham                           $2,283                   $0                     $60,000
John W. Kendrick                               $2,118                   $0                     $55,800
MargueriA. Piret                               $2,838                   $0                     $80,000
David D. Tripple                              $   500                   $0                     $12,000
Stephen K. West                                $2,319                   $0                     $63,800
John Winthrop                                  $2,601                   $0                     $69,000

  Totals                                      $16,548                   $0                    $444,600
                                              =======                   ==                    ========


 *  As of December 31, 1997, the Fund's fiscal year end.
**  As of December 31, 1997
+   Mary K. Bush became a Trustee on June 23, 1997.


4. INVESTMENT ADVISER As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts 02109, serves as the Fund's investment adviser. PMC became the Fund's investment adviser on December 1, 1993. Prior to that date, Mutual of Omaha Fund Management Company ("FMC") served as the Fund's investment adviser. The management contract is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Trustees or a majority of its outstanding voting securities and the giving of 60 days' written notice.

         As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the following rates per annum of the Fund's average daily net assets. The fee is computed and accrued daily and paid monthly.



Net Assets                                     Annual Rate

For assets up to $250,000,000                      0.50%
For assets in excess of $250,000,000
  to $300,000,000                                  0.48%
Over $300,000,000                                  0.45%

         PMC agreed that until December 1, 1995, its fee would not exceed the fee that would have been payable under the previous management contract with FMC, without giving effect to any expense limitation. Under the previous management contract with FMC, which was terminated on December 1, 1993, the Fund paid FMC a management fee at an annual rate equal to the following percentages of the Fund's average daily net assets:

Net Assets                                       Annual Rate

For assets up to and including $100,000,000          .50%
For assets in excess of $100,000,000
  to $200,000,000                                    .48%
For assets in excess of $200,000,000
  to $300,000,000                                    .46%
For assets in excess of $300,000,000
  to $400,000,000                                    .44%
For assets in excess of $400,000,000
  to $500,000,000                                    .42%
For assets of $500,000,000 and over                  .40%

         .


During the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997the Fund incurred management fees of $2,153,083, and $2,196,607and $2,063,785, respectively.


5.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

         The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to each Class of shares (the "Class A Plan", "Class B Plan" and "Class C Plan") (together, the "Plans").

Class A Plan

         Pursuant to the Class A Plan, the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus under the caption "Distribution Plans." The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares, the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Plan


         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. See "Distribution Plans" in the Prospectus. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.




Class C Plan


         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% and additional compensation at a rate of up to 0.75% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.



General

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plan) of the Fund, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the respective Class of the Fund. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). In the Trustees'
quarterly review of the Plans, they will consider a Plan's continued appropriateness and the level of compensation it provides.

     During the fiscal year ended December 31, 1997, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan and Class C Plan of $1,052,278,, $50,451 and $9,515, respectively. Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum of 4% of the lower of the cost or market value of the shares and Class C shares are subject to a 1% CDSC. During the fiscal year ended December 31, 1997, CDSCs, in the amount of approximately $24,904 were paid to PFD.




6.       SHAREHOLDER SERVICING/TRANSFER AGENT


         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party upon 90 days' written notice.


         Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.

         PSC receives an annual fee of $30.00 per Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services, such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.



7.       CUSTODIAN


         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian (the "Custodian") of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Fund.


         The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian, deposit cash in the Custodian and deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

8.       PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund in connection with the continuous offering of the Class A, Class B and Class C shares of the Fund.

         During the Fund's fiscal years ending December 31, 1995,1996 and 1997 net underwriting commissions retained by PFD in connection with the offering of Fund shares were $99,407, $77,023 and $50,526, respectively. Commissions reallowed to dealers by PFD in those periods were $754,315, $531,201 and $348,767, respectively.


         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a reorganization, statutory merger, or other acquisition of portfolio securities.

9.       INDEPENDENT PUBLIC ACCOUNTANT

         Effective January 1, 1994, Arthur Andersen LLP 225 Franklin Street, Boston, Massachusetts 02110, was selected as the independent public accountant for the Fund, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC. Previously, Coopers & Lybrand had served as independent public accountant to the Fund. Arthur Andersen's election as independent public accountant was approved, at a meeting called for the purpose of voting on such approval, by the vote of a majority of those Trustees on the Board of Trustees who are not interested persons of the Fund.

10.      PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Fund's Management Contract. In selecting broker-dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any broker-dealer spreads.

         PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC or who sell shares of the Pioneer mutual funds. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided.

         The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by broker-dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         The Board of Trustees periodically reviews PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.


         In addition to the Fund, PMC acts as investment adviser or subadviser to the other Pioneer mutual funds, Pioneer Interest Shares and certain private accounts with investment objectives similar to that of the Fund. Securities frequently meet the investment objective of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each mutual fund or account presently has in a particular industry and the availability of investment funds in each mutual fund or account.

         It is possible that at times identical securities will be held by more than one mutual fund and/or account. However, positions in the same issue may vary and the length of time that any mutual fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund, Pioneer Interest Shares or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one mutual fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.


         The Fund paid no brokerage commissions for the fiscal years ended December 31, 1994, 1995 and 1996.


11.         TAX STATUS

It is the Fund's policy to meet the requirements of Subchapter M of the Code, for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities (the "90% income test")and satisfy certain annual distribution and quarterly diversification requirements.


In accordance with its investment objectives, the Fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. Since the protection of capital is an important aspect of the Fund's investment objectives, the Fund may from time to time invest a portion of its portfolio in short-term obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The Fund's distributions from such gains or income will not be "exempt-interest dividends" and, accordingly, will be taxable.


The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.


Dividends from investment company taxable income, which includes taxable net investment income and net short-term capital gain in excess of net long-term capital loss, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enable the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from its long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.


At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions by the Fund on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder on the redemption, exchange, or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the Fund on certain securities or indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain if an option, futures contract or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.


The   Fund's   dividends   and   distributions   will   not   qualify   for  any
dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local laws applicable to the shareholder.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund.

Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including taxable dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the Fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.


If, as anticipated, the Fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


12.      DESCRIPTION OF SHARES

General

         The Fund is an open-end investment company established as a Nebraska corporation in 1968 and reorganized as a Delaware business trust in June 1994. Prior to December 1, 1993 the Fund was called Mutual of Omaha Tax-Free Income Fund, Inc. and prior to June 30, 1994 was called Pioneer Tax-Free Income Fund, Inc. Reference to the Fund includes both the Delaware business trust and the Nebraska corporation. The Board of Trustees, as of the date of this Statement of Additional Information, has authorized the issuance of three classes of shares, Class A, Class B and Class C.

         Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         The Declaration of Trust permits the issuance of series of shares in addition to the Fund which would represent interests in separate portfolios of investments. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series.

         In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

Shareholder and Trustee Liability

         The Fund is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other series of the trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


13.      DETERMINATION OF NET ASSET VALUE


         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on each day the Exchange is open for business. As of the date of this Statement of Additional Information, the Exchange is open for business every weekday except for the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption, the Fund's net asset value per share may not be determined.

         The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less its liabilities attributable to that class, and dividing the result by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily and taken into account.


         In determining the value of the assets of the Fund for the purpose of obtaining the net asset value, securities for which reliable quotations are readily available shall be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine the valuations for normal institutional-size trading units of such securities. Securities not valued by the pricing service for which reliable quotations are readily available, shall be valued at market values furnished by recognized dealers in such securities. Short-term obligations with remaining maturities of 60 days or less shall be valued at amortized cost. Securities and other assets for which reliable quotations are not readily available, shall be valued at their fair value as determined in good faith under consistently applied guidelines established by and under the general supervision of the Board of Trustees of the Fund, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

14.      SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant, or will be sent by check to the applicant, or to any person designated by the applicant. A designation of a third party to receive payments requires an acceptable signature guarantee. SWPs for Class B and C share accounts will be limited to 10% of the value of the account at the time the SWP is implemented as described in the Prospectus. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus.



         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15.      LETTER OF INTENT (Class A only)

A Letter of Intent ("LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.


16.  INVESTMENT RESULTS

         Other Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, the Fund may compare its yield and total return to the Shearson Lehman Hutton Municipal Bond Index, or other comparable indices or investment vehicles. In addition, the performance of the Fund may be compared to alternative investment or savings vehicles (such as individual securities, bank deposits, or certificates of deposit) and/or indices or indicators of economic activity, e.g., inflation, interest rates, or the Consumer Price Index, performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Personal Investor, Smart Money, USA Today, U.S. News and World Report, the Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including CDA Weisenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Ibbotson Associates, Johnson's Charts, Kanon Bloch Carre and Company, Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements in sales literature, or in reports to shareholders of the Fund. The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         One of the methods used to measure the Fund's performance is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the Fund, over any period up to the lifetime of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages.
Past performance cannot guarantee any particular future result.

         Other data that may be advertised or published about the Fund include the average portfolio quality, the average portfolio maturity, and the average portfolio duration.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.

         The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

         Standardized Yield Quotations

         Yield quotations for Class A, Class B and Class C shares are computed by dividing the net investment income per share attributable to a class during a base period of 30 days, or one month, by the maximum offering price per share of that class of the Fund on the last day of such base period in accordance with the following formula:

                                          a-b
                  YIELD =  2[( ----- +1)6-1]
                                           cd

Where:            a        =        interest earned during the period

                  b        =        net expenses accrued for the period

                  c                 =  the  average   daily   number  of  shares
                                    outstanding during the period that were entitled to receive dividends

                  d        =        the maximum offering price per share on the
                                    last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates;

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period;

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled;

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date;

         (v) Obligations with sinking fund call provisions may be regarded as maturing as to that portion to be retired on each sinking fund call date or during a twelve-month period; and

         (vi) In the case of a tax exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation. In the case of a tax exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.


         The Fund's 30-day SEC yield for Class A shares, Class B shares and Class C shares on December 31, 1997, determined in accordance with the formula above, was 3.94%, 3.32% and 3.17%, respectively.


         Taxable Equivalent Yield


         The Fund may also from time to time advertise its taxable equivalent yield which is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax exempt by one minus the stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax exempt. The Fund's tax-equivalent yield assuming a 39.6% tax rate for the period ended December 31, 1997 was 6.52%, 5.50%and 5.25% for Class A shares, Class B shares, and Class C shares, respectively. For a description of how to compare yields on municipal bonds and taxable securities, see the Taxable Equivalent Formula set forth in Appendix A to the Prospectus.


Standardized Average Annual Total Return Quotations

         Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n  =  ERV

Where:  P         =        a hypothetical initial payment of $1000, less the
                           maximum sales load for Class A shares or the deduction of the CDSC on Class B or Class C shares at the end of the period.

         T        =        average annual total return

         n        =        number of years

         ERV      =        ending redeemable value of the hypothetical $1000
                           initial payment made at the beginning of the designated period (or fractional portion thereof)

         For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular Class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Class' mean account size.


         The average annual total returns for period ending December 31, 1997 were:


                              1 Year          5 Years           10 Years         Life-of-Fund
                              ------          -------           --------         ------------


Class A Shares*               4.07%           5.89              8.02             6.64%
Class B Shares**              4.16)%          N/A               N/A              5.98%
Class C Shares***             8.32            N/A               N/A              5.44%


*        Commencement of operations, January 18, 1977.
**       Class B shares were first offered on April 28, 1995.
***      Class C shares were first offered on January 31, 1996

         Class A share results reflect the maximum sales charge of 4.50%. Class B share results reflect the deduction of the maximum applicable CDSC at the end of the period; the maximum CDSC of 4% declines over six years. Class C share results reflect a deduction of the 1% CDSC at the end of the period.


Automated Information Line

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:

         o                 net asset value prices for all Pioneer mutual funds;

         o                 annualized 30-day yields on Pioneer's bond funds;


         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer Cash
                           Reserves Fund; and


         o dividends and capital gains distributions on all Pioneer mutual funds.

         Yields  are  calculated  in  accordance  with  SEC  mandated   standard
formulas.

         In addition, by using a personal identification number ("PIN"), shareholders may access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.


All performance numbers communicated through FactFoneSM represent past performance and include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.


17.  GENERAL INFORMATION

         The Fund is registered with the SEC as a diversified open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund. For further information with respect to the Fund and the securities offered hereby, reference is made to the registration statement filed with the SEC, including all exhibits thereto. Annual and semiannual reports of the Fund are mailed to each shareholder.

18.  FINANCIAL STATEMENTS


         The Fund's Annual Report, filed with the SEC on February 23, 1998 (Accession No. 0000202679-98-000004) is incorporated by reference into this Statement of Additional Information. The financial statements in the Fund's Annual Report, including the financial highlights, for the period ended December 31, 1997, included or incorporated by reference into the Prospectus and this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

                                   APPENDIX A

         The three highest ratings of Moody's for Tax-Exempt Bonds are Aaa, Aa and A. Tax-Exempt Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Tax-Exempt Bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated Tax-Exempt Bonds. The Aaa and Aa rated Tax-Exempt Bonds comprise what are generally known as "high grade bonds." Tax-Exempt Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated Tax-Exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds in the A group which offer the maximum security are rated A-1.

         The three highest ratings of S&P for Tax-Exempt Bonds are AAA (Prime), AA (High Grade) and A (Good Grade). Tax-Exempt Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The category of A describes the "third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because: with respect to general obligation bonds, there is some weakness either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. AA and A rated bonds may be modified with a (+) or (-) when appropriate to provide more detailed indications on credit quality.

         The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligation rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rates A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa and A do not differ materially from those set forth above for Tax-Exempt Bonds.

         The commercial paper ratings of A-1 by S&P and P-1 by Moody's are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

         Subsequent to its purchase by the Fund, an issue of Tax-Exempt Bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but PMC will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P and Moody's for Tax-Exempt Bonds or temporary investments may change as a result of changes in such organizations, or changes in their ratings systems, the Fund will attempt to use comparable ratings as standards for its investments in Tax-Exempt Bonds or temporary investments in accordance with the investment policies contained herein.

                                                    APPENDIX B

                                              PERFORMANCE STATISTICS

                                           Pioneer Tax-Free Income Fund
                                                  Class A Shares



                                                                                     Net Asset Value
                  Initial       Offering Price     Sales Charge    Shares Purchased     Per Share        Initial Net
    Date         Investment                          Included                                            Asset Value

   1/18/77        $10,000          $15.7900           4.50%             633.312           $15.08            $9550


                                      Dividends and Capital Gains Reinvested

                                                  Value of Shares



      Date        From Investment             From Cap. Gains           From Dividends              Total Value
                                                Reinvested                Reinvested

    12/31/86              $7,403                   $887                     $8,951                    $17,241
    12/31/87              $6,776                   $812                     $9,384                    $16,972
    12/31/88              $7,074                   $848                    $11,129                    $19,051
    12/31/89              $7,263                   $871                    $12,845                    $20,979
    12/31/90              $7,296                   $884                    $14,352                    $22,532
    12/31/91              $7,593                  $1,302                   $16,451                    $25,346
    12/31/92              $7,650                  $1,800                   $18,108                    $27,558
    12/31/93              $8,031                  $2,534                   $20,571                    $31,136
    12/31/94              $7,119                  $2,254                   $19,778                    $29,151
    12/31/95              $7,828                  $2,719                   $23,511                    $34,058
    12/31/96              $7,574                  $3,188                   $24,512                    $35,274
    12/31/97              $7,707                  $3,987                   $26,733                    $38,427









                                           Pioneer Tax-Free Income Fund
                                                  Class B Shares




                                                                                     Net Asset Value
                  Initial       Offering Price     Sales Charge    Shares Purchased     Per Share        Initial Net
    Date         Investment                          Included                                            Asset Value
   4/28/95        $10,000          $11.8100           4.00%            846.740           $11.8100          $10,000


                                      Dividends and Capital Gains Reinvested

                                                  Value of Shares


      Date        From Investment   From Cap. Gains   From Dividends        Contingent Deferred Sales   Total Value  CDSC Percentage
                                                                               Charge if Redeemed
                                       Reinvested       Reinvested
    12/31/95             $10,423          $77              $294                       $400              $10,394          4.00%
    12/31/96             $10,059          $250             $771                       $400              $10,680          4.00%

    12/31/97             $10,237          $488            $1,260                      $300              $11,685          3.00%








                                           Pioneer Tax-Free Income Fund
                                                  Class C Shares




                                                                                     Net Asset Value
                  Initial       Offering Price     Sales Charge    Shares Purchased     Per Share        Initial Net
    Date         Investment                          Included                                            Asset Value
   1/31/96        $10,000          $12.320            1.00%           $ 811.688           $12.32           $10,000


                                      Dividends and Capital Gains Reinvested

                                                  Value of Shares


      Date        From Investment   From Cap. Gains   From Dividends        Contingent Deferred Sales  Total Value   CDSC Percentage
                                                                             Charge if Redeemed
                                   Reinvested         Reinvested

    12/31/96    $9,642          $163                 $414                        $96                     $10,123      1.00%
    12/31/97    $9,830          $381                 $859                        $0                      $11,070      0.00%



                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The Merrill Lynch Micro-Cap Index represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI Emerging Markets Free Index are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W. Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS
("NAREIT")EQUITY REIT INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The Russell MidcapTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources:  Ibbotson Associates, Towers Data Systems,
Lipper Analytical Services, Inc.,  Merrill Lynch and PGI

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                       S&P/           S&P/
                 S&P          Jones        U.S. Small                    BARRA         BARRA         Merrill Lynch
                 500       Industrial        Stock          U.S.          500           500            Micro-Cap
                             Average         Index       Inflation      Growth         Value             Index

----------------------------------------------------------------------------------------------------------------------

Dec 1925         N/A           N/A            N/A           N/A           N/A           N/A               N/A
Dec 1926        11.62          N/A            0.28         -1.49          N/A           N/A               N/A
Dec 1927        37.49          N/A           22.10         -2.08          N/A           N/A               N/A
Dec 1928        43.61         55.38          39.69         -0.97          N/A           N/A               N/A
Dec 1929        -8.42        -13.64          -51.36         0.20          N/A           N/A               N/A
Dec 1930       -24.90        -30.22          -38.15        -6.03          N/A           N/A               N/A
Dec 1931       -43.34        -49.02          -49.75        -9.52          N/A           N/A               N/A
Dec 1932        -8.19        -16.88          -5.39         -10.30         N/A           N/A               N/A
Dec 1933        53.99         73.72          142.87         0.51          N/A           N/A               N/A
Dec 1934        -1.44         8.08           24.22          2.03          N/A           N/A               N/A
Dec 1935        47.67         43.77          40.19          2.99          N/A           N/A               N/A
Dec 1936        33.92         30.23          64.80          1.21          N/A           N/A               N/A
Dec 1937       -35.03        -28.88          -58.01         3.10          N/A           N/A               N/A
Dec 1938        31.12         33.16          32.80         -2.78          N/A           N/A               N/A
Dec 1939        -0.41         1.31            0.35         -0.48          N/A           N/A               N/A
Dec 1940        -9.78         -7.96          -5.16          0.96          N/A           N/A               N/A
Dec 1941       -11.59         -9.88          -9.00          9.72          N/A           N/A               N/A
Dec 1942        20.34         14.12          44.51          9.29          N/A           N/A               N/A
Dec 1943        25.90         19.06          88.37          3.16          N/A           N/A               N/A
Dec 1944        19.75         17.19          53.72          2.11          N/A           N/A               N/A
Dec 1945        36.44         31.60          73.61          2.25          N/A           N/A               N/A
Dec 1946        -8.07         -4.40          -11.63        18.16          N/A           N/A               N/A
Dec 1947        5.71          7.61            0.92          9.01          N/A           N/A               N/A
Dec 1948        5.50          4.27           -2.11          2.71          N/A           N/A               N/A
Dec 1949        18.79         20.92          19.75         -1.80          N/A           N/A               N/A
Dec 1950        31.71         26.40          38.75          5.79          N/A           N/A               N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A           N/A               N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A           N/A               N/A
Dec 1953        -0.99         2.02           -6.49          0.62          N/A           N/A               N/A
Dec 1954        52.62         51.25          60.58         -0.50          N/A           N/A               N/A
Dec 1955        31.56         26.58          20.44          0.37          N/A           N/A               N/A
Dec 1956        6.56          7.10            4.28          2.86          N/A           N/A               N/A
Dec 1957       -10.78         -8.63          -14.57         3.02          N/A           N/A               N/A
Dec 1958        43.36         39.31          64.89          1.76          N/A           N/A               N/A
Dec 1959        11.96         20.21          16.40          1.50          N/A           N/A               N/A
Dec 1960        0.47          -6.14          -3.29          1.48          N/A           N/A               N/A
Dec 1961        26.89         22.60          32.09          0.67          N/A           N/A               N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A           N/A               N/A
Dec 1963        22.80         20.83          23.57          1.65          N/A           N/A               N/A


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                               Dow                                       S&P/           S&P/
                 S&P          Jones        U.S. Small                  BARRA 500       BARRA         Merrill Lynch
                 500       Industrial        Stock          U.S.        Growth          500            Micro-Cap
                             Average         Index       Inflation                     Value             Index

----------------------------------------------------------------------------------------------------------------------

Dec 1964        16.48         18.85          23.52          1.19          N/A           N/A               N/A
Dec 1965        12.45         14.39          41.75          1.92          N/A           N/A               N/A
Dec 1966       -10.06        -15.78          -7.01          3.35          N/A           N/A               N/A
Dec 1967        23.98         19.16          83.57          3.04          N/A           N/A               N/A
Dec 1968        11.06         7.93           35.97          4.72          N/A           N/A               N/A
Dec 1969        -8.50        -11.78          -25.05         6.11          N/A           N/A               N/A
Dec 1970        4.01          9.21           -17.43         5.49          N/A           N/A               N/A
Dec 1971        14.31         9.83           16.50          3.36          N/A           N/A               N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A           N/A               N/A
Dec 1973       -14.66        -13.28          -30.90         8.80          N/A           N/A               N/A
Dec 1974       -26.47        -23.58          -19.95        12.20          N/A           N/A               N/A
Dec 1975        37.20         44.75          52.82          7.01         31.72         43.38              N/A
Dec 1976        23.84         22.82          57.38          4.81         13.84         34.93              N/A
Dec 1977        -7.18        -12.84          25.38          6.77        -11.82         -2.57              N/A
Dec 1978        6.56          2.79           23.46          9.03         6.78           6.16             27.76
Dec 1979        18.44         10.55          43.46         13.31         15.72         21.16             43.18
Dec 1980        32.42         22.17          39.88         12.40         39.40         23.59             32.32
Dec 1981        -4.91         -3.57          13.88          8.94         -9.81          0.02             9.18
Dec 1982        21.41         27.11          28.01          3.87         22.03         21.04             33.62
Dec 1983        22.51         25.97          39.67          3.80         16.24         28.89             42.44
Dec 1984        6.27          1.31           -6.67          3.95         2.33          10.52            -14.97
Dec 1985        32.16         33.55          24.66          3.77         33.31         29.68             22.89
Dec 1986        18.47         27.10           6.85          1.13         14.50         21.67             3.45
Dec 1987        5.23          5.48           -9.30          4.41         6.50           3.68            -13.84
Dec 1988        16.81         16.14          22.87          4.42         11.95         21.67             22.76
Dec 1989        31.49         32.19          10.18          4.65         36.40         26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11         0.20          -6.85            -29.55
Dec 1991        30.55         24.19          44.63          3.06         38.37         22.56             57.44
Dec 1992        7.67          7.41           23.35          2.90         5.07          10.53             36.62
Dec 1993        9.99          16.94          20.98          2.75         1.68          18.60             31.32
Dec 1994        1.31          5.06            3.11          2.67         3.13          -0.64             1.81
Dec 1995        37.43         36.84          34.46          2.54         38.13         36.99             30.70
Dec 1996        23.07         28.84          17.62          3.32         23.96         21.99             13.88
Dec 1997        33.36         24.88          22.78          1.92         36.52         29.98             24.61


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 Long-       Intermediate-       MSCI                      Long-
                  Term         Term U.S.         EAFE         6-         Term U.S.         U.S.
               U.S. Gov't      Government      (Net of      Month        Corporate        T-Bill
                 Bonds           Bonds          Taxes)       CDs           Bonds         (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1925          N/A             N/A            N/A         N/A            N/A             N/A
Dec 1926          7.77            5.38           N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52           N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92           N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01           N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72           N/A         N/A           7.98            2.41
Dec 1931         -5.31           -2.32           N/A         N/A           -1.85           1.07
Dec 1932         16.84            8.81           N/A         N/A           10.82           0.96
Dec 1933         -0.07            1.83           N/A         N/A           10.38           0.30
Dec 1934         10.03            9.00           N/A         N/A           13.84           0.16
Dec 1935          4.98            7.01           N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06           N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56           N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23           N/A         N/A           6.13            -0.02
Dec 1939          5.94            4.52           N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96           N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50           N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94           N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81           N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80           N/A         N/A           4.73            0.33
Dec 1945         10.73            2.22           N/A         N/A           4.08            0.33
Dec 1946         -0.10            1.00           N/A         N/A           1.72            0.35
Dec 1947         -2.62            0.91           N/A         N/A           -2.34           0.50
Dec 1948          3.40            1.85           N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32           N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70           N/A         N/A           2.12            1.20
Dec 1951         -3.93            0.36           N/A         N/A           -2.69           1.49
Dec 1952          1.16            1.63           N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23           N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68           N/A         N/A           5.39            0.86
Dec 1955         -1.29           -0.65           N/A         N/A           0.48            1.57
Dec 1956         -5.59           -0.42           N/A         N/A           -6.81           2.46
Dec 1957          7.46            7.84           N/A         N/A           8.71            3.14
Dec 1958         -6.09           -1.29           N/A         N/A           -2.22           1.54
Dec 1959         -2.26           -0.39           N/A         N/A           -0.97           2.95
Dec 1960         13.78           11.76           N/A         N/A           9.07            2.66



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                 Long-       Intermediate-       MSCI                      Long-
                  Term         Term U.S.         EAFE         6-         Term U.S.         U.S.
               U.S. Gov't      Government      (Net of      Month        Corporate        T-Bill
                 Bonds           Bonds          Taxes)       CDs           Bonds         (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1961          0.97            1.85           N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56           N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64           N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04           N/A         4.17          4.77            3.54
Dec 1965          0.71            1.02           N/A         4.68          -0.46           3.93
Dec 1966          3.65            4.69           N/A         5.76          0.20            4.76
Dec 1967         -9.18            1.01           N/A         5.47          -4.95           4.21
Dec 1968         -0.26            4.54           N/A         6.45          2.57            5.21
Dec 1969         -5.07           -0.74           N/A         8.70          -8.09           6.58
Dec 1970         12.11           16.86          -11.66       7.06          18.37           6.52
Dec 1971         13.23            8.72          29.59        5.36          11.01           4.39
Dec 1972          5.69            5.16          36.35        5.39          7.26            3.84
Dec 1973         -1.11            4.61          -14.92       8.60          1.14            6.93
Dec 1974          4.35            5.69          -23.16      10.20          -3.06           8.00
Dec 1975          9.20            7.83          35.39        6.51          14.64           5.80
Dec 1976         16.75           12.87           2.54        5.22          18.65           5.08
Dec 1977         -0.69            1.41          18.06        6.11          1.71            5.12
Dec 1978         -1.18            3.49          32.62       10.21          -0.07           7.18
Dec 1979         -1.23            4.09           4.75       11.90          -4.18           10.38
Dec 1980         -3.95            3.91          22.58       12.33          -2.76           11.24
Dec 1981          1.86            9.45          -2.28       15.50          -1.24           14.71
Dec 1982         40.36           29.10          -1.86       12.18          42.56           10.54
Dec 1983          0.65            7.41          23.69        9.65          6.26            8.80
Dec 1984         15.48           14.02           7.38       10.65          16.86           9.85
Dec 1985         30.97           20.33          56.16        7.82          30.09           7.72
Dec 1986         24.53           15.14          69.44        6.30          19.85           6.16
Dec 1987         -2.71            2.90          24.63        6.59          -0.27           5.47
Dec 1988          9.67            6.10          28.27        8.15          10.70           6.35
Dec 1989         18.11           13.29          10.54        8.27          16.23           8.37
Dec 1990          6.18            9.73          -23.45       7.85          6.78            7.81
Dec 1991         19.30           15.46          12.13        4.95          19.89           5.60
Dec 1992          8.05            7.19          -12.17       3.27          9.39            3.51
Dec 1993         18.24           11.24          32.56        2.88          13.19           2.90
Dec 1994         -7.77           -5.14           7.78        5.40          -5.76           3.90
Dec 1995         31.67           16.80          11.21        5.21          27.20           5.60
Dec 1996         -0.93            2.10           6.05        5.21          1.40            5.21
Dec 1997         15.85            8.38           1.78        5.71          12.95           5.26





                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                NAREIT                                                    Lipper          MSCI
                Equity       Russell       Wilshire                      Balanced       Emerging           Bank
                 REIT          2000       Real Estate        S&P           Fund          Markets          Savings
                 Index        Index       Securities         400          Index        Free Index         Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1925          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1926          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1927          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1928          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1929          N/A          N/A            N/A            N/A           N/A             N/A              N/A
Dec 1930          N/A          N/A            N/A            N/A           N/A             N/A             5.30
Dec 1931          N/A          N/A            N/A            N/A           N/A             N/A             5.10
Dec 1932          N/A          N/A            N/A            N/A           N/A             N/A             4.10
Dec 1933          N/A          N/A            N/A            N/A           N/A             N/A             3.40
Dec 1934          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1935          N/A          N/A            N/A            N/A           N/A             N/A             3.10
Dec 1936          N/A          N/A            N/A            N/A           N/A             N/A             3.20
Dec 1937          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1938          N/A          N/A            N/A            N/A           N/A             N/A             3.50
Dec 1939          N/A          N/A            N/A            N/A           N/A             N/A             3.40
Dec 1940          N/A          N/A            N/A            N/A           N/A             N/A             3.30
Dec 1941          N/A          N/A            N/A            N/A           N/A             N/A             3.10
Dec 1942          N/A          N/A            N/A            N/A           N/A             N/A             3.00
Dec 1943          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1944          N/A          N/A            N/A            N/A           N/A             N/A             2.80
Dec 1945          N/A          N/A            N/A            N/A           N/A             N/A             2.50
Dec 1946          N/A          N/A            N/A            N/A           N/A             N/A             2.20
Dec 1947          N/A          N/A            N/A            N/A           N/A             N/A             2.30
Dec 1948          N/A          N/A            N/A            N/A           N/A             N/A             2.30
Dec 1949          N/A          N/A            N/A            N/A           N/A             N/A             2.40
Dec 1950          N/A          N/A            N/A            N/A           N/A             N/A             2.50
Dec 1951          N/A          N/A            N/A            N/A           N/A             N/A             2.60
Dec 1952          N/A          N/A            N/A            N/A           N/A             N/A             2.70
Dec 1953          N/A          N/A            N/A            N/A           N/A             N/A             2.80
Dec 1954          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1955          N/A          N/A            N/A            N/A           N/A             N/A             2.90
Dec 1956          N/A          N/A            N/A            N/A           N/A             N/A             3.00
Dec 1957          N/A          N/A            N/A            N/A           N/A             N/A             3.30
Dec 1958          N/A          N/A            N/A            N/A           N/A             N/A             3.38
Dec 1959          N/A          N/A            N/A            N/A           N/A             N/A             3.53
Dec 1960          N/A          N/A            N/A            N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A            N/A            N/A          20.59            N/A             3.90


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                NAREIT                                                    Lipper          MSCI
                Equity       Russell       Wilshire                      Balanced       Emerging           Bank
                 REIT          2000       Real Estate        S&P           Fund          Markets          Savings
                 Index        Index       Securities         400          Index        Free Index         Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1962          N/A          N/A            N/A            N/A          -6.80            N/A             4.08
Dec 1963          N/A          N/A            N/A            N/A          13.10            N/A             4.17
Dec 1964          N/A          N/A            N/A            N/A          12.36            N/A             4.19
Dec 1965          N/A          N/A            N/A            N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A            N/A            N/A          -5.86            N/A             4.45
Dec 1967          N/A          N/A            N/A            N/A          15.09            N/A             4.67
Dec 1968          N/A          N/A            N/A            N/A          13.97            N/A             4.68
Dec 1969          N/A          N/A            N/A            N/A          -9.01            N/A             4.80
Dec 1970          N/A          N/A            N/A            N/A           5.62            N/A             5.14
Dec 1971          N/A          N/A            N/A            N/A          13.90            N/A             5.30
Dec 1972         8.01          N/A            N/A            N/A          11.13            N/A             5.37
Dec 1973        -15.52         N/A            N/A            N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A            N/A            N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A            N/A            N/A          27.10            N/A             6.21
Dec 1976         47.59         N/A            N/A            N/A          26.03            N/A             6.23
Dec 1977         22.42         N/A            N/A            N/A          -0.72            N/A             6.39
Dec 1978         10.34         N/A           13.04           N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09          70.81           N/A          14.67            N/A             7.29
Dec 1980         24.37        38.58          22.08           N/A          19.70            N/A             8.78
Dec 1981         6.00          2.03          7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95          24.47          22.68         30.63            N/A             11.19
Dec 1983         30.64        29.13          27.61          26.10         17.44            N/A             9.71
Dec 1984         20.93        -7.30          20.64          1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05          22.20          35.58         29.83            N/A             9.02
Dec 1986         19.16         5.68          20.30          16.21         18.43            N/A             7.84
Dec 1987         -3.64        -8.77          -7.86          -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89          24.18          20.87         11.18           40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54         19.70           64.96            7.91
Dec 1990        -15.35        -19.51        -33.46          -5.12          0.66          -10.55            7.80
Dec 1991         35.70        46.05          20.03          50.10         25.83           59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91          15.24          13.96         11.95           74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57         -2.05           -7.32            4.96
Dec 1995         15.27        28.44          13.65          30.94         24.89           -5.21            5.24
Dec 1996         35.26        16.53          36.87          19.20         13.01           6.03             4.95
Dec 1997         20.29        22.36          19.80          32.26         20.05          -11.59            5.17



                                   APPENDIX C

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total  assets  of  all  Pioneer   mutual  funds  at  December  31,  1997,   were
approximately $19.8 billion representing 1,177,148 shareholder accounts, 791,468 non-retirement accounts and 385,680 retirement accounts.

                       PIONEER TAX-FREE INCOME FUND

                                     PART C

                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits


  (a)      Financial Statements:

  The financial highlights of the Registrant for the fiscal year ended December 31, 1997 are included in Part A of the Registration Statement and the financial statements of the Registrant are incorporated by reference into Part B of the Registration Statement from the 1997 Annual Report to Shareholders for the year ended December 31, 1997 (filed electronically on February 23, 1998 file no. 2-57653; (accession number 0000202679-98-000004).

  (b)          Exhibits:

  (1)          Agreement and Declaration of Trust.*

  (1)(a)        Establishment and Designation of Class B Shares.*

  (1)(b)        Establishment and Designation of Class C Shares.+

  (2)           By-Laws.*

  (3)           Inapplicable.

  (4)           Inapplicable.

  (5)           Management Contract with Pioneering
                Management Corporation.*

  (6)           Underwriting Agreement with Pioneer
                Funds Distributor, Inc.*

  (7)           Inapplicable.

  (8)           Custodian Agreement.*

  (9)           Investment Company Service Agreement with Pioneering
                Services Corporation.*

  (10)          Inapplicable.

  (11)          Consent of Independent Public Accountants
                (Arthur Andersen LLP).**

  (12)          Inapplicable.

  (13)          Understanding - Incorporated herein by
                reference to Post-effective Amendment No. 8 filed March
                18, 1980.

  (14)          Inapplicable.

  (15)(a)      Class A Plan of Distribution.*

    (b)        Class B Plan of Distribution.*

    (c)        Class C Plan of Distribution.+

 (16)          Inapplicable.

 (17)          Financial Data Schedule.**

 (18)          Multiple Class Plan Pursuant to Rule 18f-3.+

 (19.1)        Power of Attorney for Mary K. Bush**
--------------



        *  Incorporated  by  reference  from  the  Registrant's   Post-Effective
        Amendment No. 34 to the Registration Statement as filed electronically with the Securities and Exchange Commission on April 26, 1995 (accession number 0000202679-95-000010).

        +  Incorporated  by  reference  from  the  Registrant's   Post-Effective
        Amendment No. 35 to the Registration Statement as filed electronically with the Securities and Exchange Commission on April 26, 1996
       (accession number 0000202679-96-000011).

        **  Filed Herewith

Item 25.  Persons Controlled by or Under Common Control with Registrant


 No person is controlled by the Registrant. A common control relationship could exist from a management perspective because the Chairman and President of the Registrant owns approximately 14%of the outstanding shares of The Pioneer Group, Inc. (PGI), the parent company of the Registrant's investment adviser, and certain Trustees or officers of the Registrant (i) hold similar positions with other investment companies advised by PGI and (ii) are directors or officers of PGI and/or its direct or indirect subsidiaries. The following lists all U.S. and the principal non-U.S. subsidiaries of PGI and those registered investment companies with a common or similar Board of Trustees advised by PGI.

                                        OWNED BY    PERCENT    STATE/COUNTRY OF
               COMPANY                             OF SHARES     INCORPORATION
Pioneering Management Corp. (PMC)          PGI        100%        DE
Pioneer Funds Distributor, Inc. (PFD)      PMC        100%        MA
Pioneer Explorer, Inc. (PEI)               PMC        100%        DE
Pioneer Fonds Marketing GmbH (GmbH)        PFD        100%        Germany
Pioneer Forest, Inc. (PFI)                 PGI        100%        DE
CJSC "Forest-Starma" (Forest-Starma)       PFI        95%         Russia
Pioneer Metals and Technology, Inc. (PMT)  PGI        100%        DE
Pioneer Capital Corp. (PCC)                PGI        100%        DE
Pioneer SBIC Corp.                         PCC        100%        MA
Pioneer Real Estate Advisors, Inc. (PREA)  PGI        100%        DE
Pioneer Management (Ireland) Ltd. (PMIL)   PGI        100%        Ireland
Pioneer Plans Corporation (PPC)            PGI        100%        DE
PIOGlobal Corp. (PIOGlobal)                PGI        100%        DE
Pioneer Investments Corp. (PIC)            PGI        100%        MA
Pioneer Goldfields Holdings, Inc. (PGH)    PGI        100%        DE
Pioneer Goldfields Ltd. (PGL)              PGH        100%        Guernsey
Teberebie Goldfields Ltd. (TGL)            PGL        90%         Ghana
Pioneer Omega, Inc. (Omega)                PGI        100%        DE
Pioneer First Russia, Inc. (First Russia)  Omega      81.65%      DE
Pioneering Services Corp. (PSC)            PGI        100%        MA
Pioneer International Corp. (PIntl)        PGI        100%        DE
Pioneer First Polish Trust Fund JSC, S.A.
(First Polish)                             PIntl      100%        Poland
Pioneer Czech Investment Company, A.S.
(Pioneer Czech)                            PIntl      100%        Czech Republic

Registered  investment  companies that are parties to management  contracts with
PMC:



                                               BUSINESS
 FUND                                           TRUST


Pioneer International Growth Fund                 MA
Pioneer World Equity Fund                         DE
Pioneer Europe Fund                               MA
Pioneer Emerging Markets Fund                     DE
Pioneer India Fund                                DE
Pioneer Growth Trust                              MA
Pioneer Mid-Cap Fund                              DE
Pioneer Growth Shares                             DE
Pioneer Small Company Fund                        DE
Pioneer Independence Fund                         DE
Pioneer Fund                                      DE
Pioneer II                                        DE
Pioneer Real Estate Shares                        DE
Pioneer Short-Term Income Fund                    MA
Pioneer America Income Trust                      MA
Pioneer Bond Fund                                 MA
Pioneer Balanced Fund                             DE
Pioneer Intermediate Tax-Free Fund                MA
Pioneer Tax-Free Income Fund                      DE
Pioneer Money Market Trust                        DE
Pioneer Variable Contracts Trust                  DE
Pioneer Interest Shares                           DE
Pioneer Micro-Cap Fund                            DE


The following table lists John F. Cogan, Jr.'s positions with the investment companies, PGI and principal direct or indirect PGI subsidiaries referenced above and the Registrant's counsel.

                                              TRUSTEE/
         ENTITY        CHAIRMAN   PRESIDENT   DIRECTOR   OTHER

Pioneer mutual
funds                     X           X          X
PGL                       X           X          X
PGI                       X           X          X
PPC                                   X          X
PIC                                   X          X
PIntl                                 X          X
PMT                                   X          X
Omega                                 X          X
PIOGlobal                             X          X
First Russia                          X          X
PCC                                              X
PSC                                              X
PMIL                                             X
PEI                                              X
PFI                                              X
PREA                                             X
Forest-Starma                                    X
PMC                       X                      X
PFD                       X                      X
TGL                       X                      X
First Polish                                             Chairman of Supervisory
                                                         Board
GmbH                                                     Chairman of Supervisory
                                                         Board
Pioneer Czech                                            Chairman of Supervisory
                                                         Board
Hale and Dorr LLP                                        Partner


Item 26. Number of Holders of Securities


                                                       Number of Record Holders
         Title of Class                                as of March 31, 1998
         --------------                               ---------------------

         Class A Shares                                                12,304

         Class B Shares                                                   182

         Class C Shares                                                     32


Item 27. Indemnification

         Except for the Agreement and Declaration of Trust establishing the Registrant as a Trust under Delaware law, there is no contract, arrangement or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Agreement and Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

         (a)      Items 1 and 2 of Part 2;

         (b)      Section IV, Business Background, of each Schedule D.

Item 29. Principal Underwriter

                  (a)      See Item 25 above.

                  (b)      Directors and Officers of PFD:

                     Positions and Offices    Positions and Offices

Name                   with Underwriter         with Registrant
----                   ----------------         ---------------

John F. Cogan, Jr.     Director and Chairman        Chairman of the Board,
                                                    President and Trustee

Robert L. Butler       Director and President       None

David D. Tripple       Director                     Executive Vice President and
                                                    Trustee

Steven M. Graziano     Senior Vice President        None

Stephen W. Long        Senior Vice President        None

Barry G. Knight        Vice President               None

William A. Misata      Vice President               None

Anne W. Patenaude      Vice President               None


Elizabeth B. Bennett   Vice President               None

Gail A. Smyth          Vice President               None

Constance D. Spiros    Vice President               None

Marcy L. Supovitz      Vice President               None

Mary Kleeman           Vice President               None

Steven R. Berke        Assistant Vice President     None


Steven H. Forss        Assistant Vice President     None

Mary Sue Hoban         Assistant Vice President     None


Debra A. Levine        Assistant Vice President     None

Junior Roy McFarland   Assistant Vice President     None

Marie E. Moynihan      Assistant Vice President     None

William H. Keough      Treasurer                    Treasurer

Roy P. Rossi           Assistant Treasurer          None

Joseph P. Barri        Clerk                        Secretary

Robert P. Nault        Assistant Clerk              Assistant Secretary

The principle business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

                  (c)      Not applicable.

Item 30. Location of Accounts and Records

                  The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.


Item 31. Management Services

                  The Registrant is not a party to any management-related service contract, except as described in the Prospectus and the Statement of Additional Information.


Item 32. Undertakings

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) The  Registrant  undertakes  to  deliver,  or  cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 37 (the "Amendment") to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 29th day of April, 1998.


                                                    PIONEER TAX-FREE INCOME FUND


                                             By:  /s/ David D. Tripple
                                             David D. Tripple
                                             Executive Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated:





         Title and Signature                      Date

Principal Executive Officer:        )
                                    )
                                    )
John F. Cogan, Jr.                  )
John F. Cogan, Jr., President       )
                                    )
Principal Financial and             )
Accounting Officer:                 )
                                    )
                                    )
/s/William H. Keough*               )
William H. Keough, Treasurer        )


A MAJORITY OF THE BOARD OF TRUSTEES:


John F. Cogan, Jr.                  )
John F. Cogan, Jr., Trustee         )
                                    )
Mary K. Bush*                       )
Mary K. Bush, Trustee               )
                                    )
Richard H. Egdahl, M.D.*            )
Richard H. Egdahl, Trustee          )
                                    )
Margaret B.W. Graham*               )
Margaret B.W. Graham, Trustee       )
                                    )
John W. Kendrick*                   )
John W. Kendrick, Trustee           )
                                    )
Marguerite A. Piret*                )
Marguerite A. Piret, Trustee        )
                                    )
/s/David D. Tripple*                )
David D. Tripple, Trustee           )
                                    )
Stephen K. West*                    )
Stephen K. West, Trustee            )
                                    )
John Winthrop*                      )
John Winthrop, Trustee              )







*By:     /s/ David D. Tripple          Dated: April 29, 1998
         David D. Tripple
         Attorney-in-fact

                                  Exhibit Index

Exhibit
Number   Document Title

11.               Consent of Independent Public Accountants.

17.               Financial Data Schedule.

19.1              Power of Attorney for Mary K. Bush